Supplement Dated September 28, 2007

To

Timothy Plan Small Cap Variable Series Prospectus

Dated May 1, 2007

The following amendment is being made to the Prospectus of the Timothy Plan Small Cap Variable Series, dated May 1, 2007. All portions of the Prospectus not specifically amended by this Supplement or pursuant to previously filed supplements shall remain in full force and effect.

At its regular quarterly meeting held on August 24, 2007, the Board of Trustees of the Timothy Plan voted to close the Timothy Plan Small Cap Variable Series and wind up its affairs. The Board took this action because of the Fund’s small size, the fact that the Fund had been closed to new investors for some time and would not be accumulating new assets, and the availability of suitable substitute investments for Fund shareholders.

The AIM V.I. Dynamics Fund Closed Subaccount, the Janus Aspen Series Worldwide Growth Closed Subaccount, the Timothy Plan Conservative Variable Series Closed Subaccount, and the Timothy Plan Strategic Growth Variable Series Closed Subaccount are additional investment options of the Contracts available only to Contract Owners who held Accumulation Units in these Subaccounts on November 30, 2004. Each of these investment options will become unavailable to you once you no longer have money in that Subaccount.

The Small Cap Variable Series will close on or about October 31, 2007.